UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

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                                 FORM 8-K/A


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  May 17, 2006
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                  CAPITAL CITY BANK GROUP, INC. 401(K) PLAN
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            (Exact name of registrant as specified in its charter)


        Florida                     0-13358                 59-2273542
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(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
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      (Address of principal executive office)               (Zip Code)


   Registrant's telephone number, including area code: (850) 671-0300
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        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.      Changes in Benefit Plan's Certifying Accountant.

     On May 23, 2006, the Capital City Bank Group, Inc. 401(k) Plan (the "Plan") filed a Current Report on Form 8-K dated May 17, 2006 (the "May 17th 8-K") announcing the replacement of the Plan's independent auditor, KPMG LLP ("KPMG"), with Crowe Chizek & Company, LLC ("Crowe Chizek") for the Plan's fiscal year ending December 31, 2005. The May 17th 8-K is hereby incorporated by reference.

     In accordance with Item 4.01 of Form 8-K and Item 404 of Regulation S-K, the Plan provided KPMG with a copy of its disclosures contained in the May 17th 8-K and requested that KPMG furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Plan in the May 17th 8-K. On May 26, 2006, the Plan received KPMG's response letter, a copy of that letter is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits.

       Item No.    Description of Exhibit
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        16.1       Letter from KPMG LLP to the Securities and Exchange
                   Commission dated May 23, 2006.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAPITAL CITY BANK GROUP, INC. 401(k) PLAN

                                     By:  Capital City Trust Company, Trustee

Date:  May 30, 2006                       /s/ Randolph M. Pople
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                                     By:  Randolph M. Pople, President